UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 15, 2013

NATION ENERGY INC.

(Exact name of registrant as specified in its charter)

Wyoming

(State or other jurisdiction of incorporation)

000-30193

(Commission File Number)

59-2887569

(IRS Employer Identification No.)

Suite F – 1500 West 16th Avenue, Vancouver, BC  V6J 2L6  Canada

(Address of principal executive offices and Zip Code)

604.331.3399

Registrant's telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On October 15, 2013, the Nation Energy Inc. (“Nation”) entered into a letter agreement (the “Letter Agreement”) with Paltar Petroleum Limited (“Paltar”) whereby Nation proposes to acquire from Paltar Petroleum Limited (“Paltar”), a privately held Australian company, approximately four (4) exploration and development permits and 29 applications for additional exploration and development permits (the “Assets”) in respect of land located in northern Australia.  Among other things, the Letter Agreement provides that:

1.

prior to closing, Nation will increase its authorized capital from 100,000,000 common shares to 5,000,000,000 common shares;

2.

prior to closing, Nation will settle approximately $1,340,000 in currently outstanding debt for common shares at a price of $0.01 per share;

3.

at closing, Nation will issue 600,000,000 restricted common shares to Paltar, representing approximately 80% of the issued and outstanding common shares at closing (before adjusting for the issuance of any equity securities for any financing that may be arranged in order to fund operations) – these shares will be subject to resale restrictions imposed by applicable law and a three (3) year lockup agreement;

4.

at closing, Nation will assume AUS$2,265,109 of Paltar’s related party debt;

5.

on or before October 11, 2013, John Hislop (“Mr. Hislop”), Nation’s sole director and officer, will lend to Paltar $172,040 and, on or before October 31, 2013, Mr. Hislop will lend to Paltar an additional $127,960 (together, the “Bridge Loan”), pursuant to a Loan Agreement between Mr. Hislop and Paltar;

6.

if the asset purchase does not close by December 31, 2013, Mr. Hislop may advance, in his sole discretion, a line of credit (the “Line of Credit”) to Paltar for working capital, allowing Paltar to receive advances beginning December 31, 2013 and continuing through March 31, 2014, of up to an aggregate of $400,000;

7.

the asset purchase is subject to due diligence (by both parties), board and, if required, shareholder approval and other matters contemplated by the Letter Agreement; and

8.

after the closing of the asset purchase, Nation will register for resale approximately 145,000,000 common shares of Nation beneficially owned by Mr. Hislop.

The Bridge Loan and the Line of Credit are secured by a pledge (the “Pledge”) of 10,000,000 common shares of Paltar owned by Wotan Group Limited, an Australian company.  In the event the asset purchase transaction closes, the principal amounts due under the Bridge Loan and the Line of Credit will be replaced by a secured Debenture to be issued by Nation (the “Debenture”), and Mr. Hislop will forgive all interest that has accrued from the date of advance through the closing date.  This Debenture will bear interest at the rate of 12% per annum, compounded quarterly, over a three (3) year term, and will be secured by a first priority security interest in all of Nation’s assets.  If the Sale Transaction does not close, Paltar will repay the Bridge Loan and the Line of Credit on October 14, 2014 together with interest at 12% per annum calculated monthly from the date of advance.  If the Bridge Loan and the Line of Credit are not repaid on October 14, 2014, Mr. Hislop may immediately realize on the security granted pursuant to the Pledge.

Item 9.01.  Financial Statements and Exhibits.

10.1*

Letter Agreement with Paltar Petroleum Limited.

* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATION ENERGY INC.

“John R. Hislop”

By:

John R Hislop

President, Chief Executive Officer, Chairman of the Board,

Chief Financial Officer, and Director

Date:  October 16, 2013

EXHIBIT 10.1

NATION ENERGY INC.

Suite F - 1500 West 16th Avenue

Vancouver BC V6H 4B9 Canada

October 11, 2013

TO:

Paltar Petroleum Limited

1555 Blake Street   Suite 1002

Denver, Co.  80202

Attention:

Mr. Marc Bruner

Dear Sirs:

RE:

Paltar Petroleum Limited Australia Permits & Applications

This letter sets out the agreement (“Agreement”) reached among Nation Energy Inc. as purchaser (“the Purchaser”), and Paltar Petroleum Limited (the "Vendor") regarding the transfer and sale by the Vendor of the oil & gas permit and application assets listed on Schedule A hereto to the Purchaser upon the terms and conditions set forth herein.  Marc Bruner (“Bruner”) as an indirect major shareholder and CEO of the Vendor agrees to the terms hereof.

Acquisition

1.

The Vendor (or at Vendor’s option, a subsidiary of the Vendor) hereby agrees to sell, assign and transfer to the Purchaser (or, at Purchaser’s option, a subsidiary of the Purchaser) the assets of the Vendor or its subsidiary (the "Vendor Assets") which are listed on Schedule A attached hereto on the terms and subject to the conditions set out in this Agreement (the “Sale Transaction”), free and clear of all liabilities. The Vendor has not operated the Vendor Assets nor explored or developed same. The Vendor Assets produce no revenues. The Assets consist primarily of four oil & gas exploration government issued permits (“Permits”) and 29 applications for Permits (“Applications”) on property in northern Australia.

Consideration

2.

In consideration for the sale and transfer of the Assets to the Purchaser, the Purchaser agrees to arrange the Bridge Loan, arrange the Line of Credit (both as defined below), assume Vendor related party debt of $2,265,109 and issue to the Vendor 600,000,000 shares of common stock of the Purchaser (together, the “Consideration”), which 600,000,000 shares upon Closing will be approximately 80% of the common shares in the capital of the Purchaser (the “Nation Energy Shares”) before the issuance of any equity financing securities that may be arranged for the financing of Purchaser’s operations. The Vendor acknowledges that the Nation Energy Shares will be restricted as to sale by US securities laws and rules and will carry a restrictive legend indicating such restrictions, and in addition, the Vendor has agreed to a lockup of the Nation Energy Shares such that none may be sold for 3 years after closing, except as may be otherwise permitted by the unanimous resolution of the board of the Purchaser. Any shares that may be transferred by the Vendor by way of dividend or otherwise to a party where Marc Bruner is the beneficial owner will be locked up for an additional 2 years (total 5 years). The Vendor will become an “affiliate” of the Purchaser and as such, will be required to file insider reports and otherwise comply with SEC affiliate rules. In addition, Vendor acknowledges that Purchaser is a reporting issuer in Canada under Multilateral Instrument 51-105, and will remain so for a year after closing of the Sale Transaction (“Closing”), and Canadian securities filings will be required during that time.

Loan Facilities

3.

On or before October 11, 2013, John Hislop will lend to the Vendor $172,040, and on or before October 31, 2013, an additional $127,960 (together, the “Bridge Loan”). In the event the Sale Transaction closes, the Bridge Loan will be replaced by a Debenture issued by the Purchaser (the “Debenture”). In the event that the Sale Transaction does not close, the Vendor will repay the Bridge Loan will be due and payable on October 14, 2014 with interest at 12% per annum calculated monthly from the date of advance. If it is not repaid on October 14, 2014, the lender may immediately realize on the security granted. If the Sale Transaction closes, interest from the date of advance to the Closing date will be waived by Mr. Hislop.

4.

The Bridge Loan will be secured by a guarantee and pledge of 10,000,000 common shares of the Vendor owned by Wotan Group Limited pursuant to a note, limited guarantee and pledge agreement to be negotiated and agreed by October 10, 2013.

5.

In the event the Sale Transaction has not closed by December 31, 2013 for reasons other than a default by the Vendor, John Hislop may advance in his sole discretion, which advances may be refused for any reason, a line of credit (the “Line of Credit”) to the Vendor for working capital, allowing the Vendor to receive advances beginning December 31, 2013 and continuing through March 31, 2014, up to an aggregate of $400,000. All advances and accrued interest would be due October 14, 2014, with simple interest accruing from date of advance at the rate of 12% per annum. If it is not repaid on October 14, 2014, the lender may immediately realize on the security granted. If the Sale Transaction closes, interest due on the Line of Credit will be waived by Mr. Hislop and the amount of the Line of Credit liability will be included in the Debenture.

6.

The Line of Credit will be secured by a limited guarantee and pledge of the same 10,000,000 common shares of the Vendor owned by Wotan Group Limited as listed above pursuant to an additional note, limited guarantee and pledge agreement to be negotiated and agreed by December 20, 2013.  If the Sale Transaction closes as contemplated by this Letter Agreement, the Purchaser will replace the limited guarantee and pledge by granting to John Hislop a first priority lien against all of its present and after acquired property to secure repayment of all sums due under the Debenture.

Closing and Definitive Agreements

7.

The parties will use their reasonable best efforts to ensure that Closing occurs on or before March 31, 2014 or on such other date as the parties may agree, to be held at such place and time as the parties may agree.

8.

The parties agree to instruct their attorneys to co-operate and complete comprehensive and definitive agreements for the Sale. The definitive agreements will contain terms and representations customary for agreements governing the purchase and sale of oil and gas permits in Australia, as prepared by commercial legal counsel of good reputation. In the event that any matter cannot be resolved or agreed, the terms of this Agreement will govern respecting that matter. If no definitive agreements are executed by the parties hereto, this Agreement will remain in full force and effect.

9.

The Vendor acknowledges that the Purchaser will be required within 4 days of Closing to file a comprehensive 8-K material change report which includes prospectus level disclosure about the Assets, the Vendor Assets, risks, prospects and management. The Vendor will fully cooperate to provide to the Purchaser on a timely basis such information as Purchaser or its attorneys or auditors consider necessary for preparation of the 8-K. Without limitation, if determined to be required, the Vendor will provide prior to Closing audited financial statements regarding the operations of the Vendor Assets for the two most recent ended fiscal years, prepared by a PCAOB approved auditor, and prior to Closing, will provide quarterly financial statements for the fiscal periods ended September 30, 2013 as reviewed by its auditor. All of these financial statements will be included in the 8-K.

Due Diligence

10.

The Purchaser and the Vendor will each have the right to conduct due diligence on the other in connection with the transactions contemplated hereunder.  Each of the Purchaser and the Vendor and their respective accountants, legal counsel and other representatives will have full access during normal business hours to the management, properties, books, records, contracts, commitments and other documents of the other and their subsidiaries in connection with the transactions contemplated herein.

Closing Conditions

11.

This Agreement and the Closing hereof is subject to the following:

(a) the representations of the Vendor respecting the Vendor Assets as delivered to the Purchaser being true in all material respects, free and clear of all encumbrances (other than the security of the Bridge Loan and Line of Credit);

(b) if required, the passing of resolutions by the members of the Vendor approving the Sale Transaction and the assumption by Purchaser of the related party debts referred to in paragraph 2, above, such approval to be obtained in accordance with part 2E Corporations Act, Australia.  Bruner holds approximately 60% of the Vendor’s outstanding shares and agrees to vote his shares in favor of the Sale Transaction and to recommend and encourage all other of the Vendor’s shareholders to do the same;

(c) the passing of a resolution of the Purchaser’s board appointing Vendor’s nominees to be a majority of the directors of the Purchaser, to be effective immediately after Closing;

(d) the Vendor having entered into a shareholder agreement with John Hislop including, among other things, a covenant of the Vendor to vote its shares of the Purchaser in favor of John Hislop or his nominee to the board of the Purchaser for a period of 5 years from Closing; there may be as many other directors of the Purchaser as its shareholders determine;

(e) the Bridge Loan, and if applicable, the Line of Credit having been secured and advanced; and

(f) all representations and warranties contained herein and to be contained in the definitive agreements described above shall be true and correct at the date of Closing in all material respects.

The conditions listed above are for the benefit of the Purchaser and may be waived by the Purchaser at any time, except items 11(b), 11(c) and  which are also for the benefit of the Vendor.

Representations of the Purchaser

12.

The Purchaser represents and warrants to the Vendor that:

(a)

the authorized capital of the Purchaser consists of 100,000,000 common shares with a par value of $0.001 per share, of which there are presently 16,020,000 common shares issued and outstanding, and prior to the Sale Transaction, the Purchaser intends to increase the authorized capital to 5,000,000,000 common shares and to settle approximately $1,340,000 in outstanding debt for shares issued at $0.01 per share;

(b)

other than as contemplated under this Agreement, and other than the intention of the Purchaser to borrow or otherwise finance the amount for the Bridge Loan and Line of Credit, there are no other rights, warrants or options outstanding pursuant to which any shares of the Purchaser may be issued and there are no other securities issued and outstanding or issuable which are or may be convertible or converted into shares of the Purchaser;

(c) the Purchaser is duly incorporated under the laws of the state of Wyoming; and

(d) all of the Purchaser’s continuous disclosure filings with the Securities Exchange Commission of the United States are in good standing and are complete and accurate and other than as contemplated herein, there are and shall at Closing be no material changes in the Purchaser’s business and affairs from that which is disclosed in the Purchaser’s continuous disclosure documents.

Representations of the Vendor

13.

Each of the Vendor and Bruner represents and warrants to the Purchaser that:

(a)

subject to required governmental and other approvals as may be required by law, which the Vendor will use its best efforts to obtain, the Vendor has the full power and authority to transfer or cause to be transferred the Vendor Assets to the Purchaser free and clear of any charges, encumbrances, liens or claims; and

(b) the Vendor has all property rights and interest in and holds all interests in all aspects of the Vendor Assets listed on Schedule A, free and clear of all encumbrance.

Covenants

14.

The Purchaser hereby covenants to the Vendor as follows:

(a)

the Purchaser shall conduct its business in the ordinary and normal course and shall not, without the prior written consent of the Vendor, enter into any transaction which would cause any of its representations or warranties or agreements contained in this Agreement to be incorrect or to constitute a breach of any covenant or agreement of the Purchaser herein; and

(b) the Purchaser shall not issue or redeem any shares in its capital nor issue any securities convertible or exchangeable into shares other than as disclosed in this Agreement.

15.

The Vendor hereby covenants to the Purchaser as follows:

(a)

the Vendor shall conduct its business in the ordinary and normal course and shall not enter into any transaction which would cause any of the Vendor’ representations or warranties contained in this Agreement to be incorrect or constitute a breach of any covenant or agreement of the Vendor contained in this Agreement;

(b) the Vendor shall cause the Purchaser post Closing to register with the SEC under the Securities Act of 1933 the approximately 145 million shares beneficially owned by John Hislop currently and shares for debt to be issued, and such registration statement will be filed within 60 days of Closing and become effective within 140 days of Closing; Prior to Closing, the parties will negotiate and sign a Registration Rights agreement with John Hislop which sets out these rights and provides for penalties in the event registration does not occur as contemplated;

(c) The Vendor will continue to use its best efforts after Closing to cause all Applications outstanding as of the date hereof to be converted to Permits;

(d) the Vendor shall not take any action which would result in any material adverse change to the Vendor or to sell, transfer, encumber or dispose of any of the Vendor Assets or related entitlements, except as is permitted in writing by the Purchaser; and

(e) the Vendor will not transfer any of the Vendor Assets to any other party except in accordance with the terms of this Agreement.

Binding Agreement

16.

Upon acceptance of the terms of this Agreement by all of the parties hereto, this Agreement shall be deemed to constitute and shall be a legally valid and binding agreement.

Confidentiality

17.

The Vendor acknowledges that the Purchaser is a public company and has an obligation to disclose all material information about its affairs. The Vendor agrees that it will not trade in the securities of the Purchaser while in possession of, will ensure its management do not so trade, nor will the Vendor inform others of (except on a need to know basis), any non-disclosed material information about the Purchaser.

General

18.

Each party will pay its own legal costs, whether or not the transactions contemplated hereby are completed.

19.

This Agreement shall be governed and interpreted in accordance with the laws of the State of Wyoming.

20.

This Agreement may be executed in counterparts with the same effect as if each of the parties hereto had signed the same document and all counterparts will be construed together and constitute one and the same instrument.

21.

This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, personal representatives, successors and assigns.

22.

All dollar references are United States dollars.

23.

This Agreement represents the entire agreement between the parties with respect to the transactions contemplated herein and supersedes all other prior agreements, understandings, negotiations and discussions.

If the foregoing correctly sets out the terms of our agreement, please execute this letter in the space provided.

NATION ENERGY INC.

Per:  “John Hislop”

        Authorized Signatory

AGREED TO AND ACCEPTED THIS 11th DAY OF October, 2013.

)

“Jennifer Swabb”

)

Witness Signature

)

)

Jennifer Swabb

)

“Marc Bruner”

Name

)

MARC BRUNER

)

***

)

Address

)

)

Paltar Petroleum Limited

Per:  “Marc Bruner

        Authorized Signatory

AGREED TO AND ACCEPTED THIS 12th DAY OF October, 2013.

)

“Tyler Hislop”

)

Witness Signature

)

)

Tyler Hislop

)

“John Hislop”

Name

)

JOHN HISLOP

)

***

)

Address

)

SCHEDULE A

ACQUIRED ASSETS OF PALTAR PETROLEUM LIMITED

EXPLORATION PERMITS:

As to which Vendor will deliver transfer instruments to Purchaser at Closing:

Permits	Holder	Permit Date
EP 231	Paltar	05/09/2012
EP 232	Paltar	03/10/2013
EP 234	Paltar	05/09/2012
EP 237	Paltar	05/09/2012

APPLICATIONS FOR EXPLORATION PERMITS

As to which Vendor will promise to deliver transfer instruments to Purchaser when and if exploration permits are issued to Vendor:

Applications	Applicant	Application Date
EP(A) 230	Paltar	19/08/2011
EP(A) 233	Paltar	19/08/2011
EP(A) 235	Paltar	19/08/2011
EP(A) 236	Paltar	19/08/2011
EP(A) 238	Paltar	19/08/2011
EP(A) 239	Paltar	19/08/2011
EP(A) 240	Paltar	19/08/2011
EP(A) 241	Paltar	19/08/2011
EP(A) 242	Paltar	19/08/2011
EP(A) 243	Paltar	19/08/2011
EP(A) 244	Paltar	19/08/2011
EP(A) 245	Paltar	19/08/2011
EP(A) 246	Paltar	19/08/2011
EP(A) 247	Paltar	19/08/2011
EP(A) 248	Paltar	19/08/2011
EP(A) 249	Paltar	19/08/2011
EP(A) 250	Paltar	23/08/2011
EP(A) 251	Paltar	23/08/2011
NTC/P 12	Paltar	23/08/2011
NTC/P 13	Paltar	23/08/2011
EP(A) 266	Paltar	18/10/2011
EP(A) 267	Paltar	18/10/2011
EP(A) 268	Paltar	18/10/2011
EP(A) 269	Paltar	18/10/2011
EP(A) 270	Paltar	18/10/2011
EP(A) 271	Paltar	18/10/2011
EP(A) 272	Paltar	18/10/2011
EP(A) 273	Paltar	18/10/2011
EP(A) 306	Paltar	22/08/2011